Exhibit 99.1

iAnthus Provides Update on Recapitalization Transaction

NEW YORK and TORONTO, Aug. 23, 2021 /CNW/ - iAnthus Capital Holdings, Inc. ("iAnthus" or the "Company") (CSE: IAN) (OTCPK: ITHUF), which owns, operates and partners with regulated cannabis operations across the United States, announces that it is in receipt of a purported notice (the "Purported Notice") from the Lenders and the Consenting Debenture Holders (as such terms are defined in the Restructuring Support Agreement dated July 10, 2020, as amended on June 15, 2021 (the "RSA")).  The Purported Notice seeks to unilaterally extend the outside date (the "Outside Date") for closing the recapitalization transaction (the "Recapitalization Transaction") beyond the existing Outside Date, August 31, 2021, to "the date on which any regulatory approval or consent condition to implementation of the Plan is satisfied or waived."

The Company's position is the RSA does not afford the Lenders and Consenting Debenture Holders a unilateral right to extend the Outside Date.  Accordingly, the Company believes that the Purported Notice does not modify the Outside Date, and as such, has advised the Lenders and the Consenting Debenture Holders that the Outside Date remains August 31, 2021, subject to any permitted extension in accordance with the RSA.

The Company continues to work with the Lenders and Consenting Debenture Holders towards obtaining the required regulatory approvals by the Outside Date in the RSA.

On August 20, 2021, iAnthus received a Notice of Application from Gotham Green Partners, LLC and Gotham Green Admin 1, LLC (the "Applicants").  The Applicants seek, among other things, a declaration that the Purported Notice is effective.  In the alternative, the Applicants seek an order rectifying the RSA to permit the Outside Date to be extended and prohibiting the Company from terminating the RSA without further order of the court.  No hearing date for the application has been set.  iAnthus intends to respond to the application and ask that it be dismissed with costs.

A copy of the RSA is available under the Company's profile on SEDAR at www.sedar.com and was filed originally on July 20, 2020 and the amendment was filed on June 16, 2021.  The RSA is also available under the Company's profile on the US Securities and Exchange Commission's website at www.sec.gov.

Further Details on the Recapitalization Transaction

On September 14, 2020, the Company's securityholders voted in support of the Recapitalization Transaction, and on October 5, 2020, the Supreme Court of British Columbia (the "Court") approved the Plan of Arrangement, which approval was upheld on appeal on January 29, 2021.

As previously disclosed, securityholder approval and Court approval were two of the primary conditions for closing the Recapitalization Transaction, both of which conditions have been satisfied. The closing of the Recapitalization Transaction remains subject to certain closing conditions as set forth in the RSA.  Specifically, certain of the transactions contemplated by the Recapitalization Transaction have triggered the requirement for an approval by state-level regulators in certain U.S. states with jurisdiction over the licensed cannabis operations of entities owned, in whole or in part or controlled directly or indirectly, by iAnthus in such states.

State-level regulatory approvals remain outstanding in Florida, Massachusetts, Maryland, New York and New Jersey.(1)

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Note:
(1)          In New Jersey, a change of control approval is not required at the present time because the Company is awaiting approval by the state Cannabis Regulatory Commission ("CRC") for the Company to close its acquisition of 100% of the equity interests in New Jersey license holder MPX of New Jersey, LLC ("MPXNJ"), pursuant to certain contractual agreements (the "Agreements", and the approval application before the CRC, the "Amended Permit Application"). The Company has a reasonable expectation that approval of the Amended Permit Application will be listed for consideration by the CRC on its monthly agenda in the next sixty (60) days or sooner and, upon any such approval thereof and the closing of the acquisition within no later than five (5) business days thereafter, as set forth in the Agreements, a prior regulatory approval for the change of beneficial ownership of MPXNJ that would result from the Recapitalization Transaction will be required as a condition to closing under the RSA.

About iAnthus

iAnthus owns and operates licensed cannabis cultivation, processing and dispensary facilities throughout the United States. For more information, visit www.iAnthus.com.

COVID-19 Risk Factor

The Company may be impacted by business interruptions resulting from pandemics and public health emergencies, including those related to COVID-19. An outbreak of infectious disease, a pandemic, or a similar public health threat, such as the recent outbreak of COVID-19, or a fear of any of the foregoing could adversely impact the Company by causing operating, manufacturing, supply chain, and project development delays and disruptions, labor shortages, travel, and shipping disruption and shutdowns (including as a result of government regulation and prevention measures). It is unknown whether and how the Company may be affected if such a pandemic persists for an extended period of time, including as a result of the waiver of regulatory requirements or the implementation of emergency regulations to which the Company is subject. Although the Company has been deemed essential and/or has been permitted to continue operating its facilities in the states in which it cultivates, processes, manufactures, and sells cannabis during the pendency of the COVID-19 pandemic, there is no assurance that the Company's operations will continue to be deemed essential and/or will continue to be permitted to operate. The Company may incur expenses or delays relating to such events outside of its control, which could have a material adverse impact on its business, operating results, financial condition, and the trading price of the Company's common shares.

Forward Looking Statements

Statements in this news release contain forward-looking statements. These forward-looking statements are made on the basis of the current beliefs, expectations and assumptions of management, are not guarantees of performance and are subject to significant risks and uncertainty. These forward-looking statements should, therefore, be considered in light of various important factors, including those set forth in Company's reports that it files from time to time with the SEC and the Canadian securities regulators which you should review including, but not limited to, the Company's Annual Report on Form 10-K filed with the SEC. When used in this news release, words such as "will", "could", "plan", "estimate", "expect", "intend", "may", "potential", "believe", "should" and similar expressions, are forward-looking statements. Forward-looking statements may include, without limitation, statements relating to the Company's financial performance, business development and results of operations, the Outside Date, the Amended Permit Application in New Jersey, and the timing and outcome of the closing of the Recapitalization Transaction.

These forward-looking statements should not be relied upon as predictions of future events, and the Company cannot assure you that the events or circumstances discussed or reflected in these statements will be achieved or will occur. If such forward-looking statements prove to be inaccurate, the inaccuracy may be material. You should not regard these statements as a representation or warranty by the Company or any other person that it will achieve its objectives and plans in any specified timeframe, or at all. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this news release. The Company disclaims any obligation to publicly update or release any revisions to these forward-looking statements, whether as a result of new information, future events or otherwise, after the date of this news release or to reflect the occurrence of unanticipated events, except as required by law.

The Canadian Securities Exchange has not reviewed, approved or disapproved the content of this news release.

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SOURCE iAnthus Capital Holdings, Inc.

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%CIK: 0001643154

For further information: For Corporate/Investors: Julius Kalcevich, CFO, iAnthus Capital Holdings, Inc., 1-646-518-9411, investors@ianthuscapital.com; For Media: Greg Marose / Charlotte Kiaie, MKA Communications, 1-646-386-0091, ianthus@mkacomms.com

CO: iAnthus Capital Holdings, Inc.

CNW 07:55e 23-AUG-21